M&T Bank Corporation

Understanding what's important®

Barclays Global Financial Services Conference September 9, 2013 Exhibit 99

Disclaimer
This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving M&T’s expectations or predictions of future financial or business performance or conditions. Forward-
looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,”
“continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or
“may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.
On August 27, 2012, M&T Bank Corporation, a New York corporation (“M&T”), entered into an Agreement and Plan of
Merger (the “Merger Agreement”) with Hudson City Bancorp, Inc., a Delaware corporation (“Hudson City”) and
Wilmington Trust Corporation, a Delaware corporation and a wholly owned subsidiary of M&T (“WTC”). The Merger
Agreement provides that, upon the terms and subject to the conditions set forth therein, Hudson City will merge with and into WTC, with WTC continuing as the surviving entity (the “Merger”). In addition to factors previously disclosed in M&T’s reports filed with the SEC and those identified elsewhere in this filing, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by M&T and Hudson City shareholders, on the expected terms and schedule; delay in closing the Merger; difficulties and delays in integrating the M&T and
Hudson City businesses or fully realizing cost savings and other benefits; business disruption following the Merger;
changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal
Reserve Board and legislative and regulatory actions and reforms.
Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Toronto
Rochester
Syracuse
Buffalo
NEW YORK
Albany
PENNSYLVANIA
New York
Pittsburgh
Harrisburg
Philadelphia
Wilmington
Baltimore
VIRGINIA
Richmond
N
0
50
100
MILES
M&T Retail Branch
M&T Commercial Office
Footprint
Major Roadway

M&T Bank Corporation

M&T Bank Corporate Profile
Top 20 US-based full-service
commercial bank holding company
by assets and Top 15 by market cap
Founded in 1856
$83 billion total assets
726 domestic branches and more
than 2,000 ATMs
15,411 employees located in New
York, Maryland, Pennsylvania,
Washington, D.C., Virginia, West
Virginia and Delaware
Over 2 million consumer/retail
household customers
215,000 commercial customers
As of 6/30/13

4 A Changing Banking Environment Higher Liquidity Higher Capital Strong Risk Management Modest Loan Demand Low but Rising Interest Rates Pressure on Returns A Viable Business Model is Essential

GAAP Earnings 2010 2011 2012 1Q13 2Q13 YOY QOQ
Net Income ($MM) 736 859 1,029 274 348 49% 27%
EPS ($ per share) 5.69 6.35 7.54 1.98 2.55 49% 29%
Net Operating Earnings
Net Operating Income ($MM) 755 884 1,073 285 361 46% 27%
Net Operating EPS ($ per share) 5.84 6.55 7.88 2.06 2.65 46% 29%
2Q13 versus
Strong Earnings Results
Net Operating Income and Net Operating EPS are non-GAAP financial measures (Excludes merger-related gains and expenses and amortization expense associated with intangible assets ). Refer to the Appendix for a reconciliation between these measures and GAAP.

2006 2010 2011 2012 2Q12 1Q13
Net Interest Margin 3.70% 3.84% 3.73% 3.73% 3.74% 3.71%
Efficiency Ratio - Tangible
(1)
51.51%
53.71% 60.43% 56.19%
56.86% 55.88%
Pre-tax, Pre-provision Earnings
(1)
($MM)
1,312
1,461 1,495 1,757 412 453
Allowance to Loans (As At) 1.51% 1.74% 1.51% 1.39% 1.46% 1.41%
Net Charge-Offs to Loans
0.16%
0.67% 0.47% 0.30%
0.34% 0.23%
Net Operating Return on
  Tangible Assets
(2)
1.67% 1.17% 1.26% 1.40% 1.30% 1.48%
  Tangible Common Equity
(2)
29.55% 18.95% 17.96% 19.42% 18.54% 18.71%
Common Equity to Assets - Tangible 5.84% 6.19% 6.40% 7.20% 6.65% 7.51% 7.85%
Tier 1 Common Capital Ratio 6.42% 6.51% 6.86% 7.57% 7.15% 7.93% 8.55%
Tier 1 Capital Ratio 7.74% 9.47% 9.67% 10.22% 9.92% 10.62% 11.31%
Total Capital Ratio 11.78% 13.08% 13.26% 13.39% 13.29% 13.81% 14.47%
Leverage Ratio 7.20% 9.33% 9.28% 10.07% 9.49% 10.26% 10.48%
TBV per Share
28.57
33.26 37.79 44.61 40.52 46.11
Prior Quarters
48.26
588
1.41%
0.35%
1.81%
22.72%
2Q13
3.71%
50.92%
Key Ratios
(1) The Efficiency Ratio and Pre-tax, Pre-provision Earnings are non-GAAP financial measures.  A reconciliation of GAAP to non-GAAP financial measures is available in the Appendix.
(2) Excludes merger-related gains and expenses and amortization expense associated with intangible assets.
Strong
credit
metrics
Superior
pre-credit
earnings
Focused
on returns
Consistent
capital
generation

M&T’s 2Q13 Actions Enhancing Capital & Liquidity
Reduced risk sensitive assets
•
Sale of $1.0 billion of private-label MBS securities
Divested non-core assets
•
Visa / Mastercard stock sale
Securitized $296 million of FHA loans & held resulting GNMA securities
Securitize and retain FHA loan production

Further Actions Enhancing M&T’s Capital & Liquidity
Continue to build liquid asset buffer
•
Complete securitization of FHA loans ($1.3 billion total) and retain as GNMA securities
•
Maintain program to securitize FHA mortgage production & retain as GNMA securities
Continue to enhance the liquidity, capital and risk profile of the bank
•
Consumer Loan securitization
•
Continue building liquidity through Bank Note Program
•
Potential refinancing of TruPS

M&T Capital Build
7.57
6.86
6.51
5.66
6.08
5.62
6.42
6.12
5.81
5.74
8.55
4.0
5.0
6.0
7.0
8.0
9.0
Q2’
13
’12 ’11 ’10 ’09 ’08 ’07 ’06 ’05 ’04 ’03
Tier 1 Common Capital Ratio %
10.22
9.67
9.47
8.59
8.83
6.84
7.74
7.56
7.31 7.30
11.31
6.0
7.0
8.0
9.0
10.0
11.0
12.0
Q2’
13
’12 ’11 ’10 ’09 ’08 ’07 ’06 ’05 ’04 ’03
Tier 1 Capital Ratio %
7.17
6.34
6.16
5.09
4.55
4.95
5.79
5.49
5.33
5.51
7.82
4.0
5.0
6.0
7.0
8.0
9.0
’06 ’05 ’04 ’03 Q2’
13
’12 ’11 ’10 ’09 ’08 ’07
Tangible Common Equity / Assets %*
10.07
9.28
9.33
8.43
8.35
6.59
7.20
6.94
6.73
6.98
10.48
6.0
7.0
8.0
9.0
10.0
11.0
12.0
Q2’
13
’12 ’11 ’10 ’09 ’08 ’07 ’06 ’05 ’04 ’03
Tier 1 Leverage Ratio %
*Street TCE / TA
Source: SNL Financial

Mortgage Banking Environment
Cautious revenue outlook for 2H-2013
driven by lower gain on sale and volumes
Re-fi volumes impacted by higher rates,
purchase volume appears to have slowed
Industry competition driven by large banks
seeking market share
QTD Fed H-8 report shows $13 billion decline in
industry mortgages
Source: Mortgage Bankers Association
-42%
-54%
946
439
0
200
400
600
800
1000
1200
Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13
Total Mortage Application Index
M&T Gain on Sale Revenues - Last 5 Quarters
$ in millions
$0
$10
$20
$30
$40
$50
$60
$70
$80
2Q12 3Q12 4Q12 1Q13 2Q13
Residential Gain on Sale Income Commercial Gain on Sale Income

Significant Investments for the Future
Capital Planning
IT Investments
Risk Management Framework
Compliance
Sub-servicing Hires
Higher Expenses
We are focused on investing today to position M&T for relative outperformance in the future
M&T has continued to manage core expenses well, but sizable investments in risk management, compliance and other areas will increase expenses

Net Interest Margin / Rate Sensitivity
M&T remains positioned for rising rates
NII simulation in 2Q1310Q projects a +100bp gradual, parallel increase in rates benefits NII by about 4%
10Q reflects pro-forma impact of initiatives outlined
M&T (and most banks) more sensitive to short end of curve
Continue to expect ~3bp of core NIM compression/quarter
Continued elevated cash balances at the  Fed dilutes reported NIM but not NII

Summary
Mortgage banking – Residential GOS margins and volumes declining rapidly
•
Commercial originations also down
Costs of risk management infrastructure build and staffing for sub-servicing contract driving expense growth
Capital and liquidity build continues
Modest loan growth
Earning assets growing w/ retention of securities
Core NIM pressure of about 3 bp per quarter

5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
'01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 1Q13 2Q13
3.94%
3.73%
3.71%
3.70%
MTB
Peer Max
Peer Median
Peer Min

85%
80%
75%
70%
65%
60%
55%
50%
45%
40%
'01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 1Q13 2Q13
MTB
Peer Max
Peer Median
Peer Min

6%
4%
2%
0%
-2%
-4%
'01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 1Q13
2.20%
2.76%
2.25%
MTB
Peer Max
Peer Median
Peer Min

55%
35%
15%
-5%
-25%
-45%
-65%
'07 '08 '09 '10 '11 '12 1Q13 2Q13
24.24%
19.42%
23.17%
22.72%
MTB
Peer Max
Peer Median
Peer Min

M&T Bank Corporation

Long-term Profitability Outperformance
Net Interest Margin %
Operating Efficiency Ratio %
Return on Tangible Common Equity %
Pre-Tax Pre-Provision Net Revenues
to Average Total Assets %
Note: Peer benchmarking group includes BBT, CMA, FITB, HBAN, KEY, MTB, PNC, RF, STI, USB, WFC, and ZION.
Source: SNL Financial;   M&T Efficiency ratio for 2Q’13 excludes a non-recurring reversal ($25.5 million) of a contingent compensation obligation from the Wilmington Trust merger.

Deploying Capital Where and When it Makes Sense
5 Years
2003 - 2007
5 Years
2008 - 2012
30 Years
1983 - 2012
Dividends
49%
Capital
Retained
51%
Share
Repurchases
52%
Dividends
28%
Capital
Retained
20%
Cumulative Capital Retained, Dividends and Share Repurchases
Share
Repurchases
31%
Dividends
32%
Capital
Retained
37%

7.88
4.71
2.80
1.40
17% Net Operating EPS CAGR
15% Dividend CAGR
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
1H'13

M&T Bank Corporation

Earnings & Dividend Growth: 1983 – 1H13
Note: Data prior to 1998 does not include provisions of SFAS No. 123 and No. 148 stock option expensing.
Net Operating Income and Net Operating EPS are non-GAAP financial measures. Refer to the Appendix for a reconciliation between these measures and GAAP
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
Dividends GAAP EPS Impact of Amortization and Merger-related expenses

M&T Bank Corporation… a solid investment
(1) 1983 Stock Prices Source: Compustat and/or Bigcharts.com
Of the largest 100 banks operating in 1983, only 23 remain today.
Among the remaining, M&T ranks 1st in stock price growth!
Stock
Closing Price at Return
6/30/2013 3/31/1983 CAGR
Rank Company Name Ticker ($)
($)
1
(%)
1 M&T Bank Corporation MTB 111.75 1.34 15.8
2 State Street Corporation STT 65.21 1.06 14.6
3 U.S. Bancorp USB 36.15 0.92 12.9
4 Northern Trust Corporation NTRS 57.90 1.51 12.8
5 Wells Fargo & Company WFC 41.27 1.18 12.5
23 — — 4.1
Median — — 8.3
MTB Price @ Median Growth Rate 14.88 1.34 8.3

M&T Bank Corporation… a solid investment
(1) CAGR calculated assuming reinvestment of dividends through June 30, 2013.
(2) Includes 667 U.S. based publicly traded stocks
$2,385 invested in M&T in 1980 would be worth $1 million today
Rank Company Name Industry Annual Return
1 Eaton Vance Corp. Financials 25.2
2 Gap Inc. Consumer Discretionary 24.0
3 L Brands Inc. Consumer Discretionary 22.9
4 TJX Cos. Consumer Discretionary 22.8
5 Stryker Corp. Health Care 22.0
6 Wal-Mart Stores Inc. Consumer Staples 21.9
7 Hasbro Inc. Consumer Discretionary 21.7
8 Mylan Inc. Health Care 21.6
9 Precision Castparts Corp. Industrials 21.5
10 Progressive Corp. Financials 21.3
11 State Street Corp. Financials 21.1
12 Valspar Corp. Materials 21.1
13 HollyFrontier Corp. Energy 20.8
14 Flowers Foods Inc. Consumer Staples 20.8
15 Berkshire Hathaway Inc. Cl A Financials 20.6
16 Danaher Corp. Industrials 20.0
17 Sherwin-Williams Co. Materials 19.9
18 Raven Industries Inc. Industrials 19.9
19 Leucadia National Corp. Financials 19.8
20 AFLAC Inc. Financials 19.8
21 Forest Laboratories Inc. Health Care 19.8
22 M&T Bank Corp. Financials 19.8
19.8% Annual rate of return since 1980
1
22
nd
best return of entire universe
2
of U.S. based stocks traded publicly since 1980

Appendix

Reconciliation of GAAP and Non-GAAP Measures
Net Income
2006 2007 2008 2009 2010 2011 2Q12 2012 1Q13 2Q13
$'s in millions
Net income $839.2 $654.3 $555.9 $379.9 $736.2 $859.5 $233.4 $1,029.5 $274.1 $348.5
Intangible amortization* 38.5 40.5 40.5 39.0 35.3 37.6 9.7 37.0 8.1 7.6
Merger-related items*
3.0 9.1 2.2 36.5 (16.3) (12.8) 4.3 6.0 2.9 4.6
Net operating income $880.7 $703.8 $598.6 $455.4 $755.2 $884.3 $247.4 $1,072.5 $285.1 $360.7
Pre-Tax, Pre-Provision
Income
Net Income for EPS $839.2 $654.3 $555.1 $332.0 $675.9 $781.8 $214.7 $953.4 $255.1 $328.6
Preferred Div., Amort. of Pref. Stock
& Unvested Stock Awards
$0.0 $0.0 $0.8 $47.9 $60.3 $77.7 $18.7 $76.1 $19.0 $19.9
Income Taxes $392.4 $309.2 $183.9 $139.4 $356.6 $365.1 $118.8 $523.0 $141.2 $182.2
GAAP Pre-tax Income
$1,231.6 $963.5 $739.8 $519.3 $1,092.8 $1,224.6 $352.2 $1,552.5 $415.3 $530.7
Provision for credit losses 80.0 192.0 412.0 604.0 368.0 270.0 60.0 204.0 38.0 57.0
Pre-Tax, Pre-Provision Income $1,311.6 $1,155.5 $1,151.8 $1,123.3 $1,460.8 $1,494.6 $412.2 $1,756.5 $453.3 $587.7
Earnings Per Share
Diluted earnings per share $7.37 $5.95 $5.01 $2.89 $5.69 $6.35 $1.71 $7.54 $1.98 $2.55
Intangible amortization* 0.33 0.37 0.36 0.34 0.29 0.30 0.08 0.29 0.06 0.06
Merger-related items* 0.03 0.08 0.02 0.31 (0.14) (0.10) 0.03 0.05 0.02 0.04
Diluted net operating
earnings per share
$7.73 $6.40 $5.39 $3.54 $5.84 $6.55 $1.82 $7.88 $2.06 $2.65
Efficiency Ratio
$'s in millions
Non-interest expenses
$1,551.7 $1,627.7 $1,727.0 $1,980.6 $1,914.8 $2,478.1 $627.4 $2,509.3 $635.5 $598.6
less: intangible amortization 63.0 66.5 66.6 64.3 58.1 61.6 15.9 60.6 13.3 12.5
less: merger-related expenses 5.0 14.9 3.5 89.2 0.8 83.7 7.2 9.9 4.7 7.6
Non-interest operating expenses
$1,483.7 $1,546.3 $1,656.8 $1,827.2 $1,856.0 $2,332.8 $604.3 $2,438.8 $617.5 $578.5
Tax equivalent revenues $2,883.1 $2,804.1 $2,900.6 $3,125.7 $3,399.6 $3,998.6 $1,046.3 $4,292.2 $1,095.4 $1,192.5
less: gain/(loss) on sale of securities 2.6 1.2 34.4 1.2 2.8 150.2 (0.41) 0.0 - 56.46 less: net OTTI losses recognized - (127.3) (182.2) (138.3) (86.3) (77.0) (16.2) (47.8) (9.8) -
less: merger-related gains
- - - 29.1 27.5 64.9 - - - -
Denominator for efficiency ratio $2,880.5 $2,930.2 $3,048.4 $3,233.7 $3,455.6 $3,860.5 $1,062.9 $4,340.0 $1,105.2 $1,136.0
Net operating efficiency ratio 51.5% 52.8% 54.4% 56.5% 53.7% 60.4% 56.9% 56.2% 55.9% 50.9%
*Net of tax

Reconciliation of GAAP and Non-GAAP Measures
Average Assets 2006 2007 2008 2009 2010 2011 2Q12 2012 1Q13 2Q13
$'s in millions
Average assets 55,839 $ 58,545 $ 65,132 $ 67,472 $ 68,380 $ 73,977 $ 80,087 $ 79,983 $ 81,913 $ 83,352 $
Goodwill (2,908) (2,933) (3,193) (3,393) (3,525) (3,525) (3,525) (3,525) (3,525) (3,525)
Core deposit and other
intangible assets (191) (221) (214) (191) (153) (168) (151) (144) (109) (95)
Deferred taxes 38 24 30 33 29 43 44 42 32 28
Average tangible assets 52,778 $ 55,415 $ 61,755 $ 63,921 $ 64,731 $ 70,327 $ 76,455 $ 76,356 $ 78,311 $ 79,760 $
Average Common Equity
$'s in millions
Average common equity 6,041 $   6,247 $   6,423 $   6,616 $   7,367 $   8,207 $   8,668 $   8,834 $   9,448 $   9,687 $
Goodwill (2,908) (2,933) (3,193) (3,393) (3,525) (3,525) (3,525) (3,525) (3,525) (3,525)
Core deposit and other
intangible assets (191) (221) (214) (191) (153) (168) (151) (144) (109) (95)
Deferred taxes 38 24 30 33 29 43 44 42 32 28
Average tangible common equity 2,980 $   3,117 $   3,046 $   3,065 $   3,718 $   4,557 $   5,036 $   5,207 $   5,846 $   6,095 $

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